OPTIMUM FUND TRUST

Optimum Large Cap Growth Fund
Optimum Large Cap Value Fund
Optimum Small-Mid Cap Growth Fund
Optimum Small-Mid Cap Value Fund
Optimum International Fund
Optimum Fixed Income Fund
(the “Funds”)

Supplement to the Funds’ Statement of Additional Information
dated July 29, 2021

Effective January 1, 2022, Jon Socolofsky has retired from the Board of Trustees (“Board”) of each Fund, and Pamela J. Moret has replaced Robert J. Christian as Chair of the Board of each Fund.  All applicable references to Messrs. Socolofsky and Christian and Ms. Moret within the Funds’ Statement of Additional Information are hereby updated accordingly.

Effective January 1, 2022, the following information replaces the last table in the section “Management of the Trust — Trustees and officers”:
The following table describes the aggregate compensation received by each Trustee from the Trust entitled to receive compensation for the Trust’s last fiscal year. Only the Trustees of the Trust who are not “interested persons” as defined by the 1940 Act (the “Independent Trustees”) receive compensation from the Trust.

Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation from the Investment Companies in the Fund Complex[1]
Durant A. Hunter	$109,500	None	$109,500
Pamela J. Moret	$109,500	None	$109,500
Stephen P. Mullin	$109,500	None	$109,500
Robert A. Rudell	$119,000	None	$119,000
Jon E. Socolofsky[2]	$126,500	None	$126,500
Susan M. Stalnecker	$125,250	None	$125,250
Robert J. Christian	$141,000	None	$141,000

[1]
Effective January 1, 2022, each independent Trustee receives a total annual retainer fee of $90,000 for serving as a Trustee, plus $6,000 for each full, in-person Board Meeting that an independent Trustee participates in ($2,000 per telephonic meeting). Members of the Audit Committee (including the Committee Chair) receive additional annual compensation of $17,000. In addition, the Chair of the Audit Committee receives an annual retainer of $13,000. Members of the Audit Committee also receive $2,000 per telephone meeting. Members of the Nominating and Governance Committee (including the Committee Chair) receive additional annual compensation of $8,000. In addition, the Chair of the Nominating and Governance Committee receives an annual retainer of $7,000. The Independent Chair of the Board additionally receives an annual retainer of $26,000.

[2]	Effective January 1, 2022, Mr. Socolofsky has retired from the Board of each Fund.

Effective January 1, 2022, the following information replaces the last table in the section “Management of the Trust — Board Leadership Structure — Board Chair”:

Board Chair: Ms. Moret, an Independent Trustee, serves as Chair of the Board. The Chair, in consultation with Fund management, counsel and the other Trustees, proposes Board agenda topics, actively participates in developing Board meeting agendas, and ensures that appropriate and timely information is provided to the Board in connection with Board meetings. The Chair also conducts meetings of the Board. The Chair also generally serves as a liaison between outside Trustees, Fund officers and counsel.

Effective January 1, 2022, the following information replaces the last table in the section “Management of the Trust — Board Leadership Structure — Size and composition of Board”:

Size and composition of Board: The Board is currently comprised of nine Trustees. The Trustees believe that the current size of the Board is conducive to Board interaction, dialogue and debate, resulting in an effective decision-making body. The Board is comprised of Trustees with a variety of professional backgrounds. The Board believes that the skill sets of its members are complementary and add to the overall effectiveness of the Board. In order to ensure that Board membership will be refreshed from time to time, the Board has adopted a mandatory retirement age of 75 for Trustees. As a result, a Trustee may serve until December 31 of the calendar year in which such Trustee reaches the age of 75. At the discretion of the other Trustees, active service for a particular Trustee may be extended for a limited period of time beyond a Trustee’s normal retirement date.

Effective January 1, 2022, the following information replaces the last table in the section “Management of the Trust — Board Leadership Structure — Audit Committee”:

Audit Committee: This Committee monitors accounting and financial reporting policies and practices, and internal controls for the Trust. It also oversees the quality and objectivity of the Trust's financial statements and the independent audit thereof and acts as a liaison between the Trust's independent registered public accounting firm and the full Board. The Trust's Audit Committee consists of the following three Independent Trustees: Susan M. Stalnecker, Chair; Robert J. Christian; and Robert A. Rudell. The Audit Committee held five meetings during the Trust's last fiscal year.

Please keep this supplement for future reference.

This Supplement is dated January 11, 2022.